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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 15, 2004

                     Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-7 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31838              13-3447441
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(State or Other Jurisdiction           (Commission File      (I.R.S. Employer
     of Incorporation)                     Number)          Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, Series 2001-7 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of March 2, 2001.

Item 5. OTHER EVENTS

On January 15, 2004 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

KeyCorp, the issuer of the junior subordinated debentures, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act by KeyCorp may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting KeyCorp Capital III, the issuer of the underlying securities, KeyCorp or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-7 Certificate Holders for the period ending January 15, 2004.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 15, 2004


                                                  Lehman ABS Corporation


                                                  By: /s/ Paul Mitrokostas
                                                  Name: Paul Mitrokostas
                                                  Title: Senior Vice President



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                                 EXHIBIT INDEX


Exhibit Number      Description
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      1             Trustee's Distribution Statement to the Series 2001-7
                    Certificate Holders for the period ending January 15, 2004




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